                                                                  EXHIBIT 10.4







                            SERIES E PREFERRED STOCK

                               PURCHASE AGREEMENT

                           REQUISITE TECHNOLOGY, INC.

                               TABLE OF CONTENTS


                                                                                                                 PAGE


SECTION 1.        AGREEMENT TO SELL AND PURCHASE..................................................................1

         1.1      Authorization of Shares.........................................................................1

         1.2      Sale and Purchase...............................................................................1

SECTION 2.        CLOSING, DELIVERY AND PAYMENT...................................................................1

         2.1      Closing.........................................................................................1

         2.2      Delivery........................................................................................2

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................2

         3.1      Organization, Good Standing and Qualification...................................................2

         3.2      Capitalization; Voting Rights...................................................................2

         3.3      Rights and Terms of Preferred Stock.............................................................3

         3.4      Authorization; Binding Obligations..............................................................3

         3.5      Financial Statements............................................................................3

         3.6      Liabilities.....................................................................................4

         3.7      Agreements; Action..............................................................................4

         3.8      Obligations to Related Parties..................................................................5

         3.9      Changes.........................................................................................5

         3.10     Title to Properties and Assets; Liens, etc......................................................7

         3.11     Patents and Trademarks..........................................................................7

         3.12     Compliance with Other Instruments...............................................................7

         3.13     Litigation......................................................................................8

         3.14     Tax Returns and Payments........................................................................8

         3.15     Employees.......................................................................................8

         3.16     Non-Competition and Non-Disclosure Agreements...................................................9

         3.17     Obligations of Management.......................................................................9

         3.18     Registration Rights.............................................................................9

         3.19     Compliance with Laws; Permits...................................................................9

         3.20     Environmental and Safety Laws..................................................................10

         3.21     Offering Valid.................................................................................10

         3.22     Full Disclosure................................................................................10

         3.23     Qualified Small Business.......................................................................10

                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                                PAGE
         3.24     Minute Books...................................................................................11

         3.25     Section 83(b) Elections........................................................................11

         3.26     Real Property Holding Corporation..............................................................11

         3.27     Insurance......................................................................................11

         3.28     Investment Company Act.........................................................................11

         3.29     ERISA..........................................................................................11

         3.30     Year 2000......................................................................................11

         3.31     Use of Proceeds................................................................................11

         3.32     Significant Customers and Suppliers............................................................11

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS...............................................12

         4.1      Requisite Power and Authority..................................................................12

         4.2      Investment Representations.....................................................................12

         4.3      Transfer Restrictions..........................................................................13

SECTION 5.        CONDITIONS TO CLOSING..........................................................................13

         5.1      Conditions to Purchasers' Obligations at the Closing...........................................13

         5.2      Conditions to Obligations of the Company.......................................................15

SECTION 6.        MISCELLANEOUS..................................................................................16

         6.1      Governing Law..................................................................................16

         6.2      Survival.......................................................................................16

         6.3      Successors and Assigns.........................................................................16

         6.4      Entire Agreement...............................................................................16

         6.5      Severability...................................................................................16

         6.6      Amendment and Waiver...........................................................................16

         6.7      Delays or Omissions............................................................................16

         6.8      Notices........................................................................................17

         6.9      Expenses.......................................................................................17

         6.10     Attorneys' Fees................................................................................17

         6.11     Titles and Subtitles...........................................................................17

         6.12     Counterparts...................................................................................17

         6.13     Broker's Fees..................................................................................17



                                       ii.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                                PAGE
         6.14     Exculpation Among Purchasers...................................................................17

         6.15     Pronouns.......................................................................................18


                                      iii.

                                INDEX OF EXHIBITS

Schedule of Purchasers                                              Exhibit A

Restated Certificate                                                Exhibit B

Third Amended and Restated Investor Rights Agreement                Exhibit C

Shareholders Agreement                                              Exhibit D

List of Stockholders and Optionholders                              Exhibit E

Financial Statements                                                Exhibit F

Form of Non-Competition and Non-Disclosure Agreement                Exhibit G

Form of Legal Opinion                                               Exhibit H




                                      iv.

                            SERIES E PREFERRED STOCK

                               PURCHASE AGREEMENT


         THIS SERIES E PREFERRED STOCK PURCHASE AGREEMENT (the "AGREEMENT") is entered into as of this 13th day of September, 1999, by and among REQUISITE TECHNOLOGY, INC., a Delaware corporation (the "COMPANY") and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "PURCHASERS" and each individually as a "PURCHASER").

                                    RECITALS

         WHEREAS, the Company has authorized the sale and issuance of an aggregate of 2,941,177 shares of its Series E Preferred Stock (the "SHARES") pursuant to this agreement;

         WHEREAS, Purchasers desire to purchase up to all of the Shares on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1. AGREEMENT TO SELL AND PURCHASE.

         1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in
Section 2 below), the Company shall have authorized (i) the sale and issuance to Purchasers of the Shares, and (ii) the issuance of such shares of Common Stock to be issued upon conversion of the Shares (the "CONVERSION SHARES"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit B (the "RESTATED CERTIFICATE").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2 below), the Company hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser's name on Exhibit A, at a purchase price of Eight Dollars and Fifty Cents ($8.50) per share.

SECTION 2. CLOSING, DELIVERY AND PAYMENT.

         2.1 CLOSING. The closing of the sale and purchase of the Shares under this Agreement (the "CLOSING") shall take place at 10:00 a.m. on September 13, 1999, at the offices of Cooley Godward LLP, 2595 Canyon Blvd., Suite 250, Boulder, Colorado 80302, or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the "CLOSING DATE").


                                       1.

         2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates representing the number of Shares to be purchased at the Closing by each Purchaser, against payment of the purchase price therefor by check or wire transfer of immediately available funds made payable to the order of the Company.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Except as set forth on the Schedule of Exceptions (the "SCHEDULE OF EXCEPTIONS") delivered to the Purchasers in connection with the purchase of Shares hereunder, the Company hereby represents and warrants to each Purchaser as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Investor Rights Agreement in the form attached hereto as Exhibit C and the Shareholders Agreement attached hereto as Exhibit D (collectively, the "RELATED AGREEMENTS"), to issue and sell the Shares and the Conversion Shares and to carry out the provisions of this Agreement, the Related Agreements and the Restated Certificate and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in Colorado and all other jurisdictions (including Toronto, Canada) in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company owns no equity securities of any other corporation, limited partnership or similar entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

         3.2 CAPITALIZATION; VOTING RIGHTS. The authorized capital stock of the Company, immediately prior to the Closing, will consist of (x) 20,000,000 shares of Common Stock, 2,974,644 shares of which are issued and outstanding and 3,930,000 shares of which have been reserved for issuance to key employees and consultants pursuant to the Company's 1995 Stock Option Plan, as amended, and the Company's 1999 Equity Incentive Plan, of which 497,400 remain available for issuance under such plans and (y) 11,782,583 shares of Preferred Stock, 337,420 of which are designated Series A Preferred Stock, 189,630 shares of which are issued and outstanding, 3,132,535 of which are designated Series B Preferred Stock, 3,118,785 shares of which are issued and outstanding, 2,954,784 of which are designated Series C Preferred Stock, 2,946,088 shares of which are issued and outstanding, 2,166,667 of which are designated Series D Preferred Stock, 2,166,667 shares of which are issued and outstanding and 3,191,177 of which are designated Series E Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock and Preferred Stock (i) have been duly authorized and validly issued to the persons listed on Exhibit E hereto, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Certificate and are valid, binding and enforceable in accordance with applicable law. The Conversion Shares have been duly and validly reserved for issuance. Other than as set forth on Exhibit E, and except as may be granted pursuant to the Related Agreements, there are no outstanding options, warrants, rights (including conversion or


                                       2.

preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. There are no rights of first refusal with respect to the issuance of the Shares and the subsequent conversion of the Shares into Conversion Shares that have not been complied with or for which waivers have not been obtained. When issued in compliance with the provisions of this Agreement and the Restated Certificate, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof, and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The Company has no obligation to purchase, acquire or redeem any of its outstanding securities. After giving effect to the transactions contemplated hereby, all officers, directors and holders of one percent (1%) of the outstanding capital stock of the Company are subject to a market stand-off agreement in substantially the form contained in Section 2.13 of the Investor Rights Agreement.

         3.3 RIGHTS AND TERMS OF PREFERRED STOCK. The holders of Series A Stock, Series B Stock, Series C Stock and Series D Stock do not have any rights or privileges other than as reflected in the stock purchase agreements relating to such series of Preferred Stock (the "PRIOR PURCHASE AGREEMENT(S)"), the Restated Certificate and the Related Agreements, which agreements contain all material terms relating to the issuances of shares of the Company's preferred stock and the material relationships among the holders of such shares.

         3.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Certificate have been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered, will be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and
(iii) to the extent that the enforceability of the indemnification provisions in
Section 2.9 of the Investor Rights Agreement may be limited by applicable laws.

         3.5 FINANCIAL STATEMENTS. The Company has delivered to each Purchaser
(i) its audited balance sheet as at December 31, 1998 and audited statement of income and cash flows for the twelve months ending December 31, 1998 and (ii) its unaudited balance sheet as at June 30, 1999 (the "STATEMENT DATE") and unaudited consolidated statement of income and cash flows for the six month period ending on the Statement Date (collectively, the "FINANCIAL STATEMENTS"), copies of which are attached hereto as Exhibit F. The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 31, 1998 and the Statement Date; provided, however, that the financial statements as of the Statement Date are subject to


                                       3.

normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles.

         3.6 LIABILITIES. The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

         3.7 AGREEMENTS; ACTION.

               (a) Except for agreements explicitly contemplated hereby and agreements between the Company and its employees with respect to the sale of the Company's Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000,
(ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

               (c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness which is currently outstanding for money borrowed or any other liabilities (other than with respect to indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or
(iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company has performed all material obligations required to be performed by it as of the date hereof under any material agreement to which the Company is a party or by which it is bound. There are no agreements not otherwise disclosed that could reasonably be expected to materially and adversely affect the Company. No party to any such material contract has notified the Company with a claim to the effect that the Company has failed


                                       4.

to perform an obligation thereunder. To the knowledge of the Company, there is no plan, intention or indication of any contracting party to such material contract to cause the termination, cancellation or modification of such material contract or to reduce or otherwise change its activity thereunder so as to materially and adversely effect the benefits derived as expected to be derived therefrom by the Company.

               (f) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

         3.8 OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Company to officers, directors or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers or directors who are employees of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or stockholders of the Company may own stock in publicly traded companies which may compete with the Company. No officer or director who is an employee of the Company, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.9 CHANGES. Since the Statement Date, there has not been to the Company's knowledge:

               (a) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

               (b) Any resignation or termination of any key officers of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

               (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or



                                       5.

otherwise, and the Company has not incurred indebtedness for borrowed money in excess of $25,000;

               (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

               (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

               (f) Any direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

               (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

               (h) Any declaration or payment of any dividend or other distribution of the assets of the Company or any repurchase or redemption of any outstanding security of the Company;

               (i) Any labor organization activity;

               (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

               (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (l) Any issuance of any capital stock (or rights or options to acquire capital stock of the Company), other than options granted pursuant to the Company's 1995 Stock Option Plan, as amended, and the Company's 1999 Equity Incentive Plan, and reflected in Section 3.2 hereof;

               (m) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company's employees;

               (n) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company; or

               (o) Any arrangement or commitment by the Company to take any of the actions described in this Section 3.9.


                                       6.

         3.10 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, security interest, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent and
(ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

         3.11 PATENTS AND TRADEMARKS. The Company owns or possesses sufficient legal rights to all patents, and, to the best of its knowledge after reasonable investigation, all trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. Set forth on the Schedule of Exceptions is a list of the Company's patents, pending patent applications, registered trademarks and pending trademark applications. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor to the Company's knowledge, is there a basis for any such claim. The manufacture, marketing, license, sale or intended use of any product currently licensed or sold by the Company is not in material breach of any material license or agreement between the Company and any third party and, to the best of the Company's knowledge, has not infringed any intellectual property right of any other party. There is no pending or, to the best of the Company's knowledge, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any proprietary assets. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

         3.12 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Restated Certificate or Bylaws, or of any provision of any mortgage,




                                       7.

indenture, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery, and performance of and compliance with this Agreement and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Articles, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, violate (to the Company's best knowledge) any securities laws applicable to the Company, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

         3.13 LITIGATION. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against the Company that questions the validity of this Agreement or the Related Agreements or the right of the Company to enter into any of such agreements or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the current or prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

         3.14 TAX RETURNS AND PAYMENTS. The Company has timely filed all tax returns (federal, state and local) and reports required to be filed by it and these returns and reports are true and correct in all material respects. All taxes shown to be due and payable on such returns, any assessments imposed, and, to the Company's knowledge, all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

         3.15 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. There is no strike or labor dispute pending or, to the best knowledge of the Company, threatened with respect to the Company. No employee has any agreement or contract, written or verbal, regarding his employment (except with respect to the sale of the Company's Common Stock or options therefor). The Company is


                                       8.

not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement (except with respect to the sale of the Company's Common Stock or options therefor). No wages are due to employees, except for those incurred during the current pay period. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and, to the Company's knowledge, the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice from any previous, current or prospective employee, consultant or other individual alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company. Employment of each officer and employee of the Company is terminable at the will of the Company.

         3.16 NON-COMPETITION AND NON-DISCLOSURE AGREEMENTS. Each former and current employee, officer and consultant of the Company has executed an agreement regarding non-competition and/or non-disclosure of the Company's confidential information in one of the forms attached as Exhibit G hereto or an agreement containing substantially the same restrictions as those set forth in such forms. The Company is not aware that any of its employees, executive officers, or consultants is in violation thereof. All consultants to the Company with access to confidential information of the Company are parties to a written agreement substantially in the form of forms attached as Exhibit G. The Company is not aware that any of its consultants are in violation thereof. No current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's agreement regarding confidential information and invention assignment that the Company deems to be materially relevant to its business. The Company has taken reasonable security measures to maintain the confidentiality of the Company's proprietary information.

         3.17 OBLIGATIONS OF MANAGEMENT. Each officer and key employee of the Company is currently devoting one hundred percent (100%) of his or her business time to the conduct of the business of the Company. The Company is not aware of any officer or key employee of the Company planning to work less than full time at the Company in the future.

         3.18 REGISTRATION RIGHTS. Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section 1.2 of the Investor Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

         3.19 COMPLIANCE WITH LAWS; PERMITS. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its


                                       9.

business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed or, with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. All required reports and filings have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a materially adverse effect on the Company.

         3.20 ENVIRONMENTAL AND SAFETY LAWS. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

         3.21 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act.

         3.22 FULL DISCLOSURE. This Agreement, the Exhibits hereto, the Related Agreements and any certificate delivered by the Company to the Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby do not contain any untrue statement of a material fact nor, to the Company's knowledge after reasonable investigation, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the Company's knowledge after reasonable investigation, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in this Agreement, the Exhibits hereto, the Related Agreements or in other documents delivered to the Purchasers or their attorneys or agents in connection herewith or therewith.

         3.23 QUALIFIED SMALL BUSINESS. The Company represents and warrants to the Purchasers that the Shares qualify as "Qualified Small Business Stock" as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "CODE"), as of the date hereof. The Company will use reasonable efforts to comply with the reporting and record keeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any



                                      10.

similar state laws and regulations. The Company agrees not to repurchase any stock of the Company if such repurchase would cause such Shares not to so qualify as "Qualified Small Business Stock" unless the Board of Directors otherwise determines that such repurchase would be in the best interests of the Company.

         3.24 MINUTE BOOKS. The minute books of the Company provided to the Purchasers contain a complete summary of all meetings of directors and stockholders since July 18, 1996.

         3.25 SECTION 83(b) ELECTIONS. To the Company's knowledge, all elections and notices permitted by Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws have been timely filed by all employees who have purchased shares of the Company's Common Stock under agreements that provide for the vesting of such shares.

         3.26 REAL PROPERTY HOLDING CORPORATION. The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

         3.27 INSURANCE. The Company maintains fire and casualty insurance policies and other insurance coverage customary for companies similarly situated to the Company.

         3.28 INVESTMENT COMPANY ACT. The Company is not an "investment company", or a company "controlled" by an "investment", within the meaning of the Investment Company Act of 1940, as amended.

         3.29 ERISA. The Company has complied in all material respects with the applicable rules and regulations of the Employee Retirement Income Security Act of 1974, as amended, with respect to any employee benefit plans subject thereto.

         3.30 YEAR 2000. The software programs which the Company has developed and licenses (the "LICENSED Programs") directly and indirectly through third parties, are Year 2000 Compliant. "YEAR 2000 COMPLIANT" means the ability to (a) consistently handle date information before, during, and after January 1, 2000, including accepting date input, providing date output, and processing dates or portions of dates; (b) function before, during, and after January 1, 2000, without the need for program changes caused by the advent of the new century; and (c) store and provide output of date information in ways that are unambiguous as to century. This representation does not apply to output, results, errors, or abnormal terminations caused by (i) errors not attributable to date-specific data, (ii) any modifications of the Licensed Programs made by or on behalf of a licensee of the Company, and (iii) any data provided to the Licensed Program which does not specify the century or is incorrect or ambiguous.

         3.31 USE OF PROCEEDS. The Company will use proceeds from the sale of the Purchased Shares for working capital purposes. Such proceeds shall not be used to repay indebtedness to any shareholders of the Company.

         3.32 SIGNIFICANT CUSTOMERS AND SUPPLIERS. To the Company's best knowledge, no customer or supplier that was material to the Company during the period from January 1, 1999 to the date hereof has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provisions of products or services to, the Company, as the case may be.


                                      11.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the Closing as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

         4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (ii) general principles of equity that restrict the availability of equitable remedies, and (iii) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Investor Rights Agreement may be limited by applicable laws.

         4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that the Shares and the Conversion Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

               (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act or an exemption from registration thereunder is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

               (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only and not with a view towards their distribution.

               (c) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.




                                      12.

               (d) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

               (e) COMPANY INFORMATION. Purchaser has received and read the Financial Statements and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

               (f) RULE 144. Purchaser acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended), and the number of shares being sold during any three-month period not exceeding specified limitations.

               (g) RESIDENCE. If the Purchaser is an individual, the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on Exhibit A.

         4.3 TRANSFER RESTRICTIONS. Each Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

SECTION 5. CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Each Purchaser's obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

               (b) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Shares, and the proposed issuance of the Conversion Shares, shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.



                                      13.

               (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

               (d) FILING OF RESTATED CERTIFICATE. The Restated Certificate shall have been filed with and accepted by the Secretary of State of the State of Delaware.

               (e) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers or their counsel copies of all corporate documents of the Company as Purchasers shall reasonably request, including without limitation, its Restated Certificate and Bylaws.

               (f) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

               (g) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchasers a Compliance Certificate, executed by the President of the Company, dated the date of the Closing, to the effect that the conditions specified in subsections (a), (c), (d) and (f) of this Section 5.1 have been satisfied.

               (h) INVESTOR RIGHTS AGREEMENT. An Investor Rights Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the parties thereto.

               (i) SHAREHOLDERS AGREEMENT. A Shareholders Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

               (j) LEGAL OPINION. The Purchasers shall have received from legal counsel to the Company an opinion addressed to the Purchasers, dated as of the Closing Date, substantially in the form attached hereto as Exhibit H.

               (k) SBA MATTERS. The Company shall have (i) executed and delivered to each Purchaser that is a licensed Small Business Investment Company a Size Status Declaration on SBA Form 480, an Assurance of Compliance on SBA Form 652 and an SBA Certification in the form provided to the Company and (ii) provided to each such Purchaser information necessary for the preparation of a Portfolio Financing Report on SBA Form 1031.

               (l) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall receive all such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (m) SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the




                                      14.

Securities Exchange Act of 1933, as amended, the registration and/or qualification requirements of all other applicable federal and state securities laws.

               (n) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing Date and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser and the Purchaser's special counsel, and they shall each have received all such counterpart originals and certified or other copies of such documents as they may reasonably request. Such documents shall include (but not be limited to) the following:

                    (i) Certified Charter Documents. A copy of the Restated Certificate and the Bylaws of the Company (as amended through the Closing Date), certified by the Secretary of the Company as true and correct copies thereof as of the Closing Date.

                    (ii) Corporate Actions. A copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company evidencing the amendment to the Company's Certificate of Incorporation providing for the authorization of the Series E Stock, the approval of this Agreement and the Third Amended and Restated Investor Rights Agreement, the issuance of the Shares and the other matters contemplated hereby, and a copy of the Bylaws of the Company, certified by the Security of the Company to be true, complete and correct.

         5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchasers in Section 4 hereof shall be true and correct at the date of the Closing with the same force and effect as if they had been made on and as of said date.

               (b) PERFORMANCE OF OBLIGATIONS. Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers on or before the Closing.

               (c) FILING OF RESTATED CERTIFICATE. The Restated Certificate shall have been filed and accepted by the Secretary of State of the State of Delaware.

               (d) INVESTOR RIGHTS AGREEMENT. An Investor Rights Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the Purchasers.

               (e) SHAREHOLDERS AGREEMENT. A Shareholders Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

               (f) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).


                                      15.

SECTION 6. MISCELLANEOUS.

         6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and performed entirely in Delaware.

         6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         6.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6 AMENDMENT AND WAIVER.

               (a) This Agreement may be amended or modified only upon the written consent of the Company and holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

               (b) The obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

         6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Restated Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or




                                      16.

noncompliance under this Agreement, the Related Agreements or under the Restated Certificate or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements, or the Restated Certificate must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Restated Certificate, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

         6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         6.9 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

         6.10 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.11 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         6.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

         6.14 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Shares and Conversion Shares.


                                      17.

         6.15 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]




                                      18.

         IN WITNESS WHEREOF, the parties hereto have executed the SERIES E PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                              PURCHASER:

REQUISITE TECHNOLOGY, INC.                            SPINNAKER CLIPPER
By: /s/ BARBARA MOWRY                                 By: /s/ ERIC MOORE
   -------------------------------------                 -----------------------------------------
   Barbara Mowry
   President and Chief Executive Officer              SPINNAKER CROSSOVER INSTITUTIONAL FUND, L.P.
   Officer
                                                      By: /s/ ERIC MOORE
                                                         -----------------------------------------
   Address:     10355 Westmoor Drive                    SPINNAKER CROSSOVER FUND, L.P.
                Suite 205
                Westminster, CO 80021                 By: /s/ ERIC MOORE
                                                         -----------------------------------------

                                                     COVESTCO-MEDEURA, LLC
                                                      By:   Medeura Limited

                                                      By: /s/ ALBIN A. JOHANN
                                                         -----------------------------------------
                                                         Director

                                                      H&Q REQUISITE TECHNOLOGY INVESTORS, L.P.

                                                      By: /s/
                                                         -----------------------------------------

                                                      HAMBRECHT & QUIST CALIFORNIA

                                                      By: /s/ ROBERT N. SAVOIE
                                                         -----------------------------------------

                                                      HAMBRECHT & QUIST EMPLOYEE VENTURE
                                                      FUND, L.P. II

                                                      By: /s/ ROBERT N. SAVOIE
                                                         -----------------------------------------

                                                      ACCESS TECHNOLOGY PARTNERS, L.P.

                                                      By: /s/ ROBERT N. SAVOIE
                                                         -----------------------------------------

                                                      ACCESS TECHNOLOGY PARTNERS BROKERS FUND, L.P.

                                                      By: /s/ ROBERT N. SAVOIE
                                                         -----------------------------------------


                  Series E Preferred Stock Purchase Agreement

                           SUMITOMO CORPORATION OF AMERICA
                           By:  /s/ KOTARO NAKATA
                             -----------------------------------------
                               Kotaro Nakata, Vice President, Investment
                               Management

                           MOHR, DAVIDOW VENTURES IV, L.P.
                           By:  Fourth MDV Partners, L.L.C.,
                           General Partner

                           By:  /s/ NANCY SCHOENDORF
                             -----------------------------------------
                               Member

                          MDV IV ENTREPRENEURS' NETWORK FUND, L.P.
                          By:  Fourth MDV Partners, L.L.C.,
                               General Partner

                          By:  /s/ NANCY SCHOENDORF
                             -----------------------------------------
                               Member

                          SEQUEL LIMITED PARTNERSHIP
                          By:  Sequel Venture Partners, L.L.C.,
                               General Partner

                          By:  /s/ THOMAS G. WASHING
                             -----------------------------------------
                               Manager

                          SEQUEL EURO LIMITED PARTNERSHIP
                          By:  Sequel Venture Partners, L.L.C.,
                               General Partner

                          By:  /s/ THOMAS G. WASHING
                             -----------------------------------------
                               Manager

                          LIBERTY VENTURES I, L.P.
                          By:  Liberty Ventures, Inc.
                               Managing General Partner

                          By:  /s/ KAREN GRIFFITH GRYGA
                             -----------------------------------------
                               Vice President

                          TRINITY VENTURES V, L.P.,
                          A CALIFORNIA LIMITED PARTNERSHIP
                          By:  Trinity TVL Partners V, L.P.,
                               A California Limited Partnership
                               Its General Partner

                          By:  /s/ LARRY ORR
                             -----------------------------------------
                               General Partner


                  Series E Preferred Stock Purchase Agreement

                                     TRINITY V SIDE-BY-SIDE FUND, L.P.,
                                     A CALIFORNIA LIMITED PARTNERSHIP
                                     By:  Trinity TVL Partners V, L.P.,
                                          A California Limited Partnership
                                          Its General Partner

                                     By: /s/ LARRY ORR
                                       -----------------------------------------
                                          General Partner






                  Series E Preferred Stock Purchase Agreement

                           REQUISITE TECHNOLOGY, INC.

                                  EXHIBIT A TO
                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                             SCHEDULE OF PURCHASERS

NAME AND ADDRESS                                        SERIES E STOCK              AGGREGATE PURCHASE PRICE
----------------                                        --------------              ------------------------
Spinnaker Clipper Fund, L.P.                                     7,413              $              63,010.50
1875 South Grant Street
Suite 600
San Mateo, CA  94402

Spinnaker Crossover Institutional Fund, L.P.                 1,152,896                          9,799,616.00
1875 South Grant Street
Suite 600
San Mateo, CA  94402

Spinnaker Crossover Fund, L.P.                                  16,162                            137,377.00
1875 South Grant Street
Suite 600
San Mateo, CA  94402

Covestco-Medeura, LLC                                          647,059                          5,500,001.50
C/O Jura Trust
Mitteldorf 1
Vaduz, Liechtenstein, FL  9490
Attn.:  Albin A. Johann

With copies of notices to:

   Dr. Richard J. Haas Partners
   Dukes Court
   32 Duke Street St. James's
   London SW1Y 6DF
   England
   Attn:  Robert Haas and Michael Russell

   Barnard & Co., L.L.C.
   590 Madison Avenue, 37th Floor
   New York, NY  10022
   Attn:  Joel Koblentz

NAME AND ADDRESS                                        SERIES E STOCK              AGGREGATE PURCHASE PRICE
----------------                                        --------------              ------------------------
H&Q Requisite Technology Investors, L.P.                        34,588                            293,998.00
One Bush Street, 12th Floor
San Francisco, CA  94104
Attn.:  Isaac Ruiz

Hambrecht & Quist California                                    20,588                            174,998.00
One Bush Street, 12th Floor
San Francisco, CA  94104
Attn.:  Isaac Ruiz

Hambrecht & Quist Employee Venture Fund, L.P. II                20,588                            174,998.00
One Bush Street, 12th Floor
San Francisco, CA  94104
Attn.:  Isaac Ruiz

Access Technology Partners, L.P.                               329,412                          2,800,002.00
One Bush Street, 12th Floor
San Francisco, CA  94104
Attn.:  Isaac Ruiz

Access Technology Partners                                       6,589                             56,006.50
    Brokers Fund, L.P.
One Bush Street, 12th Floor
San Francisco, CA  94104
Attn.:  Isaac Ruiz

Sumitomo Corporation of America                                117,647                            999,999.50
600 Third Avenue
New York, New York 10016

Mohr, Davidow Ventures IV, L.P.                                244,984                          2,082,364.00
3000 Sand Hill Road
Building 1, Suite 240
Menlo Park, CA  94025
Attn:  Nancy J. Schoendorf

MDV IV Entrepreneurs' Network                                   11,216                             95,336.00
   Fund, L.P.
3000 Sand Hill Road
Building 1, Suite 240
Menlo Park, CA  94025
Attn:  Nancy J. Schoendorf

NAME AND ADDRESS                                        SERIES E STOCK              AGGREGATE PURCHASE PRICE
----------------                                        --------------              ------------------------
Sequel Limited Partnership                                      81,934                            696,439.00
4430 Arapahoe Avenue, Suite 220
Boulder, CO  80303
Attn:  Thomas G. Washing

Sequel Euro Limited Partnership                                 89,266                            758,761.00
4430 Arapahoe Avenue, Suite 220
Boulder, CO  80303
Attn:  Thomas G. Washing

Trinity Ventures V, L.P.                                       108,630                            923,355.00
3000 Sand Hill Road
Bldg. 1, Suite 240
Menlo Park, CA 94025
Attn:  Noel Fenton

Trinity V Side-by-Side Fund, L.P.                                6,252                             53,142.00
3000 Sand Hill Road
Bldg. 1, Suite 240
Menlo Park, CA 94025
Attn:  Noel Fenton

Liberty Ventures I, L.P.                                        45,953                            390,600.50
200 South Broad Street
8th Floor
Philadelphia, PA  19102
Attn:  Karen Griffith-Gryga

                                                        --------------              ------------------------
TOTAL                                                        2,941,177              $          25,000,004.50